Managed
                                                                     HIGH INCOME
                                                                  PORTFOLIO INC.



                                                                       Quarterly

                                                                          Report
SMITH BARNEY
                                                               November 30, 1997
A Member of TravelersGroup [Logo]

                                                                     Managed
                                                                     HIGH INCOME
LETTER TO                                                         PORTFOLIO INC.
SHAREHOLDERS
November 30, 1997

Dear Shareholder:

      We are pleased to provide the third quarter report for the Managed High Income Portfolio Inc. ("Fund") for the nine months ended November 30, 1997. During the past nine months, the Fund distributed income dividends totaling $0.82 per share. The table below shows the annualized distribution rate and the nine-month total return for the Fund based on its November 30, 1997 net asset value ("NAV") per share and New York Stock Exchange ("NYSE") closing price.

                            Annualized             Nine-Month
     Price Per Share     Distribution Rate        Total Return
     -------------       -----------------        ------------
     $11.78 (NAV)              9.27%                  9.05%
     $12.125 (NYSE)            9.01%                 11.90%

      We are pleased to report that your Fund generated a positive total return of 9.05% based on NAV during the past nine months. The Fund's nine-month results were better than the nine-month average total return based on NAV of 6.28% generated by closed-end high yield funds as reported by Lipper Analytical Services Inc. ("Lipper"). (Lipper is a major independent mutual fund-tracking organization). We believe we have been able to generate consistent performance returns through careful asset selection and maintaining our strong investment emphasis on identifying improving companies.

Market and Economic Overview

      The last quarter has been marked by significant volatility in both the domestic and international financial markets. This higher market volatility has continued during December as investors try to sort out the potential negative impact on world growth from the large declines in currencies and price volatility in financial assets from the emerging markets of Asia and Latin America.

----------
* This distribution rate assumes monthly income dividends at the current rate of $0.091 per share for twelve months.

      In the past three months, the greatest price declines in the bond market occurred in the emerging markets. At the same time, a flight to quality helped the U.S. Treasury market to register strong gains as investors moved their assets out of riskier market sectors. The longest maturity U.S. Treasurys registered the strongest total returns in the past three months, with 30-year U.S. Treasury bonds up 8.91% and 10-year U.S.Treasury notes up 5.15%.

      The domestic high yield bond market underperformed U.S. Treasurys with overall yield premiums widening by up to 25 basis points in reaction to stock market volatility, during the last three months. The Standard & Poor's 500 Stock Index lagged the U.S. treasury market with a total return of 3.44%. (The Standard & Poor's 500 Stock Index is a capitalization-weighted measure of 500 widely held common stocks.) Given the high yield bond market's sensitivity to the stock market, it was not surprising to see some investors sell their high yield bonds. Because many high yield bond funds have exposure to emerging market debt, the category's average total returns were negatively impacted by the price declines in emerging market debt during the past three months.

      As we discussed in our previous shareholder letters, the high yield bond market had reached fully valued levels with yield premiums over U.S. Treasurys approximately 75 basis points tighter than their historical averages. In retrospect, the high yield bond market had become increasingly vulnerable to a correction in both the U.S. stock market as well as the stock and bond markets of less developed countries.

Fund's Investment Strategy

      In this uncertain economic environment, we would still expect the stronger companies issuing high yield bonds to perform well on a relative basis. These companies tend to be in industries that continue to benefit from new technology. We continue to find many attractive opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund remains overweighed in these areas. Some of the issues that we continue to favor include Time Warner Inc., Cablevision Systems Corp., Nextel Communications Inc., Rogers Cablesystems Ltd., Pride Petroleum Services Inc. and Parker Drilling Co., to name a few. All of these companies continue to generate improving results either through increased market share and/or improved internal cost controls.

      We still maintain our strong conviction that over a full economic cycle the better quality high yield issues offer superior risk-adjusted returns and lower default risk relative to lower-quality issues. Considering the trend toward greater industry competition and little pricing power in most sectors of the domestic economy (especially in light of recent difficulties in Asia), we believe our prudent approach to high yield bond investing should generate consistently positive returns in 1998. We will, therefore, continue to avoid weak sectors of the economy as well as companies facing heavy competitive pressures.

Outlook

      We would not be surprised to see a slowdown in economic growth over the next six months with greater pressure on corporate profit margins. As a number of Asian countries attempt to increase their exports of competitively priced goods to the rest of the world, we would expect to see pricing pressures in a number of basic industries, particularly textiles, automobiles, chemicals and steel, to name a few. At the same time the significant slowdown in Asia should tend to dampen worldwide economic growth. Given the potential slowdown in economic growth early next year, we do not believe the Federal Reserve Board will need to raise interest rates for the foreseeable future.

      Moreover, depending on the extent of slower economic growth, we expect to see greater stock market volatility. This in turn could have a negative effect on the lower-quality segments of the high yield bond market. As a consequence, careful issue selection has become even more crucial to future investment success especially given the high yield bond market's fully valued levels and the potential for disappointment among some individual companies.

      Given the instability throughout the emerging markets, we are cautious over the prospects for economic growth in 1998. Yet, we still expect modest inflation, which should allow general interest rates to move somewhat lower. Given these expectations, we have become even more focused on maintaining sound credit quality in your Fund.

      In closing, thank you for investing in the Managed High Income Portfolio Inc. We look forward to continuing to help you pursue your investment goals. If you have any questions about your investment in the Fund, please call First Data Investor Services Group at (800) 331-1710.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

/s/ John C. Bianchi, CFA

John C. Bianchi, CFA
Vice President and
Investment Officer

December 30, 1997

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)

     Face
    Amount      Ratings             Security                                       Value
------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 89.9%
------------------------------------------------------------------------------------------
Aerospace/Defense -- 1.5%
  $3,925,000       BB      Airplanes Pass Through Trust, Corporate
                             Collateralized Mortgage Obligation,
                             10.875% due 3/15/19 ............................  $ 4,688,373
   2,560,000       B       Howmet Corp., Sr. Sub. Notes,
                             10.000% due 12/1/03+ ...........................    2,790,400
------------------------------------------------------------------------------------------
                                                                                 7,478,773
------------------------------------------------------------------------------------------
Banking -- 1.7%
   7,775,000       B       First Nationwide Parent Holdings Ltd.,
                             Sr. Exchange Notes, 12.500% due 4/15/03 ........    8,882,938
------------------------------------------------------------------------------------------
Broadcasting/Cable -- 12.5%
   1,000,000       A-      All American Communications Inc.,
                             Sr. Sub. Notes, 10.875% due 10/15/01+ ..........    1,112,500
                           Cablevision Systems Corp., Sr. Sub. Debentures:
   9,645,000       BB-       9.875% due 2/15/13 .............................   10,416,600
   4,050,000       BB-       10.500% due 5/15/16 ............................    4,606,875
   1,525,000       BB-       9.875% due 4/1/23 ..............................    1,635,563
   2,900,000       BB-     Century Communications Corp., Sr. Notes,
                             8.750% due 10/1/07 .............................    2,921,750
   4,675,000       B-      Comcast UK Cable Partners Ltd., Sr. Discount
                             Debentures, step bond to yield 11.500%
                             due 11/15/07 ...................................    3,693,250
   1,515,000       BBB-    Groupe Videotron Ltd., Sr. Notes,
                             10.625% due 2/15/05 ............................    1,696,800
                           Marcus Cable Capital Corp., Sr. Discount Notes:
   2,400,000       B         Step bond to yield 11.361% due 8/1/04 ..........    2,208,000
   1,525,000       B         Step bond to yield 12.748% due 12/15/05 ........    1,288,625
                           Rogers Cablesystems Ltd.:
                             Sr. Secured Debentures:
   2,575,000       BB+         10.000% due 12/1/07 ..........................    2,787,438
   7,175,000       BB-         11.000% due 12/1/15 ..........................    8,179,500
   2,275,000       BB-       Sr. Secured Second Priority Notes, Series B,
                               10.000% due 3/15/05 ..........................    2,468,375

4                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

     Face
    Amount      Ratings             Security                                       Value
Broadcasting/Cable -- 12.5% (continued)
  $2,900,000       BB-     Rogers Communications Inc., Sr. Notes,
                             8.875% due 7/15/07 .............................  $ 2,907,250
                           TV Azteca SA, Guaranteed Sr. Notes:
   1,675,000       B+        Series A, 10.125% due 2/15/04+ .................    1,725,250
   2,325,000       B+        Series B, 10.500% due 2/15/07+ .................    2,429,625
                           UIH Australia Inc., Sr. Discount Notes:
   1,525,000       B-        Step bond to yield 12.775% due 5/15/06+ ........    1,052,250
   7,100,000       B-        Step bond to yield 13.913% due 5/15/06+ ........    4,899,000
                           United International Holdings Inc.,
                             Sr. Discount Notes:
   2,325,000       B-          Zero coupon bond to yield
                                 14.510% due 11/15/99 .......................    1,883,250
   3,975,000       B-          Zero coupon bond to yield
                                 14.830% due 11/15/99 .......................    3,219,750
   2,475,000       BBB-    Videotron Ltd., Sr. Sub. Notes,
                             10.250% due 10/15/02 ...........................    2,611,125
   2,625,000       B-      Wireless One Inc., Sr. Discount Notes,
                             13.000% due 10/15/03 ...........................    1,233,750
------------------------------------------------------------------------------------------
                                                                                64,976,526
------------------------------------------------------------------------------------------
Building/Construction -- 0.6%
     850,000       B       American Builders and Contractors Supply Inc.,
                             Sub. Notes, 10.625% due 5/15/07+ ...............      886,125
   2,225,000       BB-     Cia Latino Americana, Sr. Secured Debentures,
                             11.625% due 6/1/04+ ............................    2,258,375
------------------------------------------------------------------------------------------
                                                                                 3,144,500
------------------------------------------------------------------------------------------
Chemicals -- 1.7%
   1,325,000       B-      Koppers Industries Inc., Sr. Sub. Notes,
                             9.875% due 12/1/07 .............................    1,351,500
   3,000,000       B       NL Industries, Sr. Secured Notes,
                             11.750% due 10/15/03 ...........................    3,315,000
   2,600,000       B-      Pharmaceutical Fine Chemical Corp.,
                             Sr. Sub. Notes, 9.750% due 11/15/07 ............    2,619,500
   1,300,000       BB-     Terra Industries Inc., Sr. Notes,
                             10.500% due 6/15/05 ............................    1,417,000
------------------------------------------------------------------------------------------
                                                                                 8,703,000
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.                      5

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

     Face
    Amount      Ratings             Security                                       Value
Consumer/Durable -- 0.8%
  $1,300,000       NR      CLN Holdings Inc., Sr. Discount Notes,
                             zero coupon bond to yield
                             13.420% due 5/15/01 ............................  $   799,500
   5,100,000       NR      Coleman Escrow Corp., Sr. Secured 1st Priority
                             Discount Notes, zero coupon bond
                             to yield 11.810% due 5/15/01 ...................    3,302,250
------------------------------------------------------------------------------------------
                                                                                 4,101,750
------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 1.9%
   1,800,000       B-      Axiohm Transactions Solutions Inc.,
                             Sr. Sub. Notes, 9.750% due 10/1/07 .............    1,827,000
   2,265,000       B3*     Interlake Corp., Sr. Sub. Debentures,
                             12.125% due 3/1/02 .............................    2,358,431
   2,650,000       B+      Park-Ohio Industries, Sr. Sub. Notes,
                             9.250% due 12/1/07 .............................    2,676,500
   2,600,000       B       Unifrax Investment Corp., Sr. Notes,
                             10.500% due 11/1/03 ............................    2,697,500
------------------------------------------------------------------------------------------
                                                                                 9,559,431
------------------------------------------------------------------------------------------
Electric Utilities -- 3.4%
                           AES Corp., Sr. Sub. Notes:
   1,325,000       B+        8.375% due 8/15/07 .............................    1,311,750
   4,050,000       B+        8.500% due 11/1/07 .............................    4,019,625
                           Calpine Corp., Sr. Notes:
   3,650,000       BB-       10.500% due 5/15/06+ ...........................    3,942,000
   1,400,000       BB-       8.750% due 7/15/07 .............................    1,410,500
   2,000,000       BB+     Cleveland Electric Illuminating Co., Sr. Notes,
                             7.430% due 11/1/09 .............................    2,042,500
   2,000,000       BB-     El Paso Electric Co., 1st Mortgage Obligation,
                             8.900% due 2/1/06 ..............................    2,182,500
   1,318,408       BB      Midland Cogeneration Venture Limited
                             Partnership, Midland Funding,
                             Sr. Secured Lease Obligation Bond,
                             Series C, 10.330% due 7/23/02 ..................    1,413,993
   1,325,000       Ba3*    Niagara Mohawk Power Corp., 1st Mortgage
                             Obligation, 7.750% due 5/15/06 .................    1,388,362
------------------------------------------------------------------------------------------
                                                                                17,711,230
------------------------------------------------------------------------------------------

6                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

     Face
    Amount      Ratings             Security                                       Value
Electronics/Computers -- 5.4%
  $2,300,000       B       Celestica International Inc., Guaranteed
                            Sub. Notes, 10.500% due 12/31/06+ ...............  $ 2,495,500
   4,275,000       B       Fairchild  Semiconductor Corp.,
                            Sub. Notes, 10.125% due 3/15/07+ ................    4,520,813
   1,900,000       B       Flextronics Inc., Sr. Sub. Notes,
                             50% due 10/15/07+ ..............................    1,895,250
   2,675,000       B-      Graphic Controls Corp., Sr. Sub. Notes,
                             12.000% due 9/15/05+ ...........................    2,989,313
                           Unisys Corp., Sr. Notes:
   4,750,000       B+        12.000% due 4/15/03+ ...........................    5,379,375
   4,925,000       B+        11.750% due 10/15/04 ...........................    5,614,500
   4,700,000       B-      Viasystems Inc., Sr. Sub. Notes,
                             9.750% due 6/1/07+ .............................    4,864,500
------------------------------------------------------------------------------------------
                                                                                27,759,251
------------------------------------------------------------------------------------------
Finance -- 2.0%
   3,250,000       B       Amresco Inc., Sr. Sub. Notes, Series A,
                             10.000% due 3/15/04 ............................    3,396,250
   1,300,000       B+      Imperial Credit Industries Inc., Sr. Notes,
                             9.875% due 1/15/07+ ............................    1,283,750
   3,200,000       B-      Ocwen Capital Trust, Guaranteed Notes,
                             10.875% due 8/1/27 .............................    3,432,000
   2,100,000       B+      Ocwen Financial Corp., Notes,
                             11.875% due 10/1/03 ............................    2,357,250
------------------------------------------------------------------------------------------
                                                                                10,469,250
------------------------------------------------------------------------------------------
 Foods -- 1.1%
   1,325,000       B+      Ameriserv Food Co., Sr. Notes,
                             8.875% due 10/15/06+ ...........................    1,328,313
   2,675,000       B-      B&G Foods Inc., Sr. Sub. Notes,
                             9.625% due 8/1/07 ..............................    2,688,375
   1,365,000       B-      Van de Kamp Inc., Sr. Sub. Notes,
                             12.000% due 9/15/05+ ...........................    1,516,856
------------------------------------------------------------------------------------------
                                                                                 5,533,544
------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 0.4%
   2,200,000       B-      Pathmark Stores Inc., Sub. Debentures,
                             12.625% due 6/15/02 ............................    2,244,000
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.                      7

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

     Face
    Amount      Ratings             Security                                       Value
Health Care -- 3.3%
  $2,700,000       B-      Extendicare Health Inc., Sr. Sub. Notes,
                             9.350% due 12/15/07 ............................  $ 2,710,125
   5,100,000       BB      ICN Pharmaceutical Inc., Sr. Notes,
                             9.250% due 8/15/05+ ............................    5,367,750
   3,300,000       B       Magellan Health Services Inc., Sr. Sub. Notes,
                             11.250% due 4/15/04 ............................    3,671,250
                           Tenet Healthcare Corp.:
   2,400,000       BB        Sr. Notes, 8.000% due 1/15/05 ..................    2,430,000
   3,000,000       BB        Sr. Sub. Notes, 8.625% due 1/15/07 .............    3,082,500
------------------------------------------------------------------------------------------
                                                                                17,261,625
------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 5.9%
   1,300,000       B       Aztar Corp., Sr. Sub. Notes,
                             13.750% due 10/1/04 ............................    1,488,500
   3,250,000       B-      Courtyard by Marriott Ltd., Sr. Secured Notes,
                             10.750% due 2/1/08+ ............................    3,542,500
     975,000       BB      Grand Casinos Inc., Guaranteed 1st Mortgage,
                             10.125% due 12/1/03 ............................    1,038,375
     900,000       NR      HMC Acquisition Properties Inc., Sr. Notes,
                             9.000% due 12/15/07 ............................      927,000
                           HMH Properties Inc., Sr. Notes:
  10,625,000       BB-       9.500% due 5/15/05+ ............................   11,182,813
   2,550,000       BB-       Series B, 8.875% due 7/15/07 ...................    2,626,500
   3,025,000       BB+     Mohegan Tribal Gaming Authority,
                             Sr. Secondary Notes, 13.500% due 11/15/02+ .....    3,917,375
   3,275,000       B       Showboat Inc., Sr. Sub. Notes,
                             13.000% due 8/1/09 .............................    3,786,719
   2,275,000       B       Signature Resorts Inc., Sr. Sub. Notes,
                             9.750% due 10/1/07+ ............................    2,309,125
------------------------------------------------------------------------------------------
                                                                                30,818,907
------------------------------------------------------------------------------------------
Insurance -- 0.6%
    3,225,000      BB+     SIG Capital Trust I, Preferred Secured Notes,
                             9.500% due 8/15/27+ ............................    3,233,063
------------------------------------------------------------------------------------------

8                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

     Face
    Amount      Ratings             Security                                       Value
Machinery -- 1.4%
  $1,750,000       B-      Alvey Systems Inc., Sr. Sub. Notes,
                             11.375% due 1/31/03+ ...........................  $ 1,828,750
   4,784,000       B-      Terex Corp., Sr. Secured Notes,
                             13.250% due 5/15/02 ............................    5,465,720
------------------------------------------------------------------------------------------
                                                                                 7,294,470
------------------------------------------------------------------------------------------
Metals/Mining -- 2.6%
   5,725,000       B-      Haynes International Inc., Sr. Notes,
                             11.625% due 9/1/04 .............................    6,612,375
   4,525,000       B2*     Kaiser Aluminum Corp., Sr. Sub. Notes,
                             12.750% due 2/1/03 .............................    4,853,063
   1,800,000       BB-     UCAR Global Enterprises Inc.,
                             Sr. Sub. Notes, 12.000% due 1/15/05 ............    2,061,000
------------------------------------------------------------------------------------------
                                                                                13,526,438
------------------------------------------------------------------------------------------
Miscellaneous Services -- 1.2%
   2,900,000       B-      Intertek Finance PLC, Sr. Sub. Notes,
                             10.250% due 11/1/06+ ...........................    3,052,250
   2,750,000       B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                             11.000% due 11/1/06+ ...........................    3,059,375
------------------------------------------------------------------------------------------
                                                                                 6,111,625
------------------------------------------------------------------------------------------
Oil/Natural Gas -- 8.5%
   2,000,000       B       Canadian Forest Oil Ltd., Sr. Sub. Notes,
                             8.750 due 9/15/07 ..............................    2,020,000
                           Clark R&M Inc., Sr. Notes:
   1,150,000       BB        8.375% due 11/15/07 ............................    1,150,000
   2,000,000       BB        8.875% due 11/15/07 ............................    2,000,000
   3,400,000       B+      Clark USA Inc., Sr. Notes,
                             10.875% due 12/1/05 ............................    3,689,000
   2,300,000       B-      Coho Energy Inc., Sr. Sub. Notes,
                             8.875% due 10/15/07 ............................    2,277,000
   4,965,000       B+      Dawson Production Services Inc., Sr. Notes,
                             9.375% due 2/1/07 ..............................    5,238,075
   2,315,000       CCC+    Deeptech International Inc., Sr. Secured Notes,
                             12.000% due 12/15/00 ...........................    2,462,581

                       See Notes to Financial Statements.                      9

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

     Face
    Amount      Ratings             Security                                       Value
Oil/Natural Gas -- 8.5% (continued)
  $4,150,000       BB-     Gulf Canada Resource Ltd., Sub. Debentures,
                             9.625% due 7/1/05 ..............................  $ 4,513,125
   2,150,000       B+      ICO Inc., Sr. Notes, 10.375% due 6/1/07+ .........    2,311,250
     850,000       BB-     J Ray McDermott, SA, Sr. Sub. Notes,
                             9.375% due 7/15/06 .............................      904,188
   5,625,000       B+      Parker Drilling Co., Sr. Notes,
                             9.750% due 11/15/06+ ...........................    6,103,125
   2,600,000       BB-     Pride Petroleum Services Inc., Sr. Notes,
                             9.375% due 5/1/07 ..............................    2,801,500
   3,550,000       BB-     Santa Fe Energy Resources Inc., Sr. Sub.
                             Debentures, 11.000% due 5/15/04 ................    3,847,313
   2,150,000       B-      Stone Energy Corp., Sr. Sub. Notes,
                             8.750% due 9/15/07 .............................    2,155,375
   2,625,000       B       United Meridian Corp., Sr. Sub. Notes,
                             10.375% due 10/15/05 ...........................    2,848,125
------------------------------------------------------------------------------------------
                                                                                44,320,657
------------------------------------------------------------------------------------------
Packaging/Containers -- 1.4%
   1,075,000       B       AEP Industries Inc., Sr. Sub. Notes,
                             9.875% due 11/15/07+ ...........................    1,085,750
   1,875,000       B-      Gaylord Container Corp., Sr. Sub. Debentures,
                             12.750% due 5/15/05 ............................    2,025,000
   2,500,000       B       Huntsman Packaging Corp., Sr. Sub. Notes,
                             9.125% due 10/1/07 .............................    2,556,250
   3,000,000       NR      Impress Metal Holdings BV, Sr. Sub. Notes,
                             9.875% due 5/29/07 .............................    1,722,036
------------------------------------------------------------------------------------------
                                                                                 7,389,036
------------------------------------------------------------------------------------------
Paper/Forest Products and Printing -- 5.4%
   1,716,000       B-      American Pad & Paper Co., Sr. Sub. Notes,
                             13.000% due 11/15/05 ...........................    2,007,720
   4,150,000       B       Asia Pulp and Paper Co. Ltd., Sr. Sub. Notes,
                             12.000% due 12/29/49 ...........................    4,015,125
   3,000,000       B       Goss Graphic Systems Inc., Sr. Sub. Notes,
                             12.000% due 10/15/06                                3,390,000

10                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

     Face
    Amount      Ratings             Security                                       Value
Paper/Forest Products and Printing -- 5.4% (continued)
  $8,525,000       BB      Indah Kiat International Finance Co.,
                             Sr. Secured Notes, 11.875% due 6/15/02 .........  $ 8,738,125
   5,525,000       B+      SD Warren Co., Sr. Sub. Notes,
                             12.000% due 12/15/04 ...........................    6,188,000
   3,725,000       BB      Tjiwi Kimia International, Sr. Notes,
                             13.250% due 8/1/01 .............................    3,883,313
------------------------------------------------------------------------------------------
                                                                                28,222,283
------------------------------------------------------------------------------------------
Personal Care Products -- 0.2%
   1,500,000       B-      Revlon Worldwide Corp., Sr. Discount Notes,
                             zero coupon bond to yield
                             12.400% due 3/15/01 ............................    1,035,000
------------------------------------------------------------------------------------------
Pollution Control -- 0.5%
   2,325,000       B+      Allied Waste North America Inc.,
                             Sr. Sub. Notes, 10.250% due 12/1/06+ ...........    2,540,063
------------------------------------------------------------------------------------------
Real Estate -- 0.3%
   1,250,000       BB+     Trizec Finance, Sr. Notes,
                             10.875% due 10/15/05 ...........................    1,418,750
------------------------------------------------------------------------------------------
Telecommunications -- 23.0%
   9,750,000       NR      Clearnet Communications Inc.,
                             Sr. Discount Notes, step bond to yield
                             13.948% due 12/15/05 ...........................    7,336,875
                           Colt Telecommunications Group PLC,
                             Sr. Discount Notes:
     800,000       B           10.125% due 11/30/07 .........................    1,347,845
   5,000,000       B           Step bond to yield 11.647% due 12/15/06 ......    3,900,000
   3,825,000       BB-     Fonorola Inc., Sr. Sub. Notes,
                             12.500% due 8/15/02 ............................    4,264,875
   1,425,000       B       Globalstar LP Corp., Sr. Notes,
                             11.375% due 2/15/04+ ...........................    1,435,688
   2,300,000       B       Hermes Europe Railtel BV, Sr. Notes,
                             11.500% due 8/15/07+ ...........................    2,507,000
   1,900,000       NR      Intelcom Group Holdings Inc.,
                             Sr. Discount Notes, step bond to yield
                             12.008% due 5/1/06 .............................    1,406,000

                       See Notes to Financial Statements.                     11

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

     Face
    Amount      Ratings             Security                                       Value
Telecommunications -- 23.0% (continued)
  $5,975,000       B       Intermedia Communications, Sr. Discount Notes,
                             step bond to yield 11.848% due 5/15/06 .........  $ 4,645,563
                           Iridium LLC Capital Corp., Sr. Notes:
   4,125,000       B-        13.000% due 7/15/05 ............................    4,279,688
   4,050,000       B-        14.000% due 7/15/05 ............................    4,323,375
   8,475,000++     NR      ITT Promedia BV, Sr. Sub. Notes,
                             9.125% due 9/15/07 .............................    4,930,817
   1,650,000       B-      ITT Publimedia BV, Sr. Sub. Notes,
                             9.375% due 9/15/07 .............................    1,732,500
   1,200,000       NR      Knology Holdings Inc., Sr. Notes,
                             step bond to yield 11.875% due 10/15/07 ........      624,000
   5,525,000       B       Mcleod USA Inc., Sr. Discount Notes,
                             step bond to yield 10.591% due 3/1/07+ .........    3,798,438
                           Metronet Communications Corp., Sr. Notes:
   6,050,000       NR        12.000% due 8/15/07+ ...........................    6,881,875
   1,200,000       NR        Step bond to yield 10.750% due 11/1/07 .........      714,000
   3,050,000       NR      Microcell Telecommunications Inc.,
                             Sr. Discount Notes, step bond to yield
                             11.832% due 6/1/06 .............................    1,967,250
   5,025,000       B-      Millicom International Cellular SA, Sr. Sub.
                             Discount Notes, step bond to yield
                             13.500% due 6/1/06+ ............................    3,856,688
                           Netia Holdings BV, Sr. Sub. Debentures:
   1,850,000       B         10.250% due 11/1/07 ............................    1,803,750
     750,000       B         Zero coupon bond to yield
                               10.260% due 11/1/07 ..........................      450,000
                           Nextel Communications Inc., Sr. Discount Notes:
  11,725,000       B3*       Step bond to yield 11.555% due 8/15/04 .........   10,112,813
   2,825,000       B3*       Step bond to yield 10.650% due 9/15/07 .........    1,709,125
   8,775,000       B3*       Step bond to yield 9.750% due 10/31/07 .........    5,089,500
   5,475,000       B       Nextlink Communications, Sr. Discount Notes,
                             12.500% due 4/15/06+ ...........................    6,214,125
                           Pagemart Nationwide, Inc., Sr. Discount Notes:
   5,100,000       NR        Step bond to yield 11.933% due 11/1/03 .........    4,794,000
   2,800,000       NR        Step bond to yield 13.297% due 2/1/05 ..........    2,401,000

12                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

     Face
    Amount      Ratings             Security                                       Value
Telecommunications -- 23.0% (continued)
  $4,475,000       B-      Primus Telecommunications Group, Sr. Notes,
                             11.750% due 8/1/04 .............................  $ 4,777,063
                           Qwest Communications International Inc.,
                             Sr. Notes:
   2,125,000       B+          10.875% due 4/1/07+ ..........................    2,395,928
   6,375,000       B+          Step bond to yield  9.470% due 10/15/07 ......    4,143,750
                           RCN Corp.:
   5,350,000       B3*       Sr. Discount Notes, step bond to yield
                               11.140% due 10/15/07 .........................    3,103,000
   2,350,000       B3*       Sr. Notes, 10.000% due 10/15/07 ................    2,355,875
   4,125,000       B-      RSL Communications Ltd., Sr. Notes,
                             12.250% due 11/15/06+ ..........................    4,496,250
                           Telesystems International Wireless Inc.,
                             Sr. Discount Notes:
   7,575,000       B-          Step bond to yield 12.763% due 6/30/07+ ......    4,545,000
   2,050,000       B-          Step bond to yield 10.514% due 11/1/07+ ......    1,114,688
------------------------------------------------------------------------------------------
                                                                               119,458,344
------------------------------------------------------------------------------------------
Textiles -- 0.6%
    3,062,000      BB+     Pt. Polysindo Eka Perkasa, Sr. Notes,
                             13.000% due 6/15/01 ............................    3,253,375
------------------------------------------------------------------------------------------
Tobacco --  0.4%
   2,000,000       B       Consolidated Cigar Corp., Sr. Sub. Notes,
                             10.500% due 3/1/03 .............................    2,085,000
------------------------------------------------------------------------------------------
Transportation -- 1.6%
   5,000,000       BB      GS Superhighways Holdings, Sr. Notes,
                             10.250% due 8/15/07+ ...........................    4,700,000
   3,130,000       BB-     Sea Containers Ltd., Sub. Debentures,
                             Series A, 12.500% due 12/1/04 ..................    3,552,550
------------------------------------------------------------------------------------------
                                                                                 8,252,550
------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost -- $448,602,608) ...........................  466,785,379
==========================================================================================

                       See Notes to Financial Statements.                     13

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

    Shares                         Security                                       Value
------------------------------------------------------------------------------------------
STOCKS -- 6.5%
------------------------------------------------------------------------------------------
Automobiles/Trucking -- 1.0%
      87,625               Navistar International, Series G,
                             Preferred, Convertible $6.00 ...................  $ 5,279,406
------------------------------------------------------------------------------------------
Banking -- 0.4%
      63,850               California Federal Capital Corp., Preferred ......    1,707,988
------------------------------------------------------------------------------------------
Broadcasting/Cable -- 4.2%
      19,114               Time Warner Inc., Series K,  Preferred,
                             Exchange 0.000%+ ...............................   21,837,745
------------------------------------------------------------------------------------------
Publishing -- 0.0%
         939               Primedia Inc. Preferred PIK, Series B,
                             Exchange 11.625% # .............................      100,240
------------------------------------------------------------------------------------------
Telecommunications -- 0.9%
       8,000               American Communication Services Inc.,
                             Preferred ......................................      792,000
      32,175               Clearnet Communications Inc. .....................      193,050
       4,125               Iridium LLC Corp. ................................      577,500
       2,523               IXC Communications Inc., Jr. Preferred ...........    2,889,017
      11,580               Nextel Communications Inc., Rights ...............      233,916
------------------------------------------------------------------------------------------
                                                                                 4,685,483
------------------------------------------------------------------------------------------
                           TOTAL STOCKS
                           (Cost -- $31,068,877) ............................   33,610,862
==========================================================================================
------------------------------------------------------------------------------------------
WARRANTS -- 0.2%
------------------------------------------------------------------------------------------
Broadcasting/Cable -- 0.0%
       3,375               Wireless One Inc., Expire 10/15/03 ...............          844
------------------------------------------------------------------------------------------
Paper/Forest Products and Printing -- 0.0%
       4,800               SD Warren Co., Expire 12/15/06+ ..................       84,480
------------------------------------------------------------------------------------------
Telecommunications -- 0.2%
       4,725               Globalstar Telecommunications, Expire 2/15/04 ....      492,581
       3,900               Nextel Communications Inc., Expire 4/25/99                   39
      12,250               Pagemart Inc., Expire 12/31/04+ ..................      128,625
      24,840               Pagemart Nationwide Inc., Expire 12/31/03+ .......      186,300

14                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

    Shares                         Security                                       Value
Telecommunications -- 0.2% (continued)
       4,475               Primus Telecommunication Group,
                             Expire 8/1/04 ..................................  $    44,750
       4,125               RSL Communications Ltd., Expire 11/15/06 .........       41,250
------------------------------------------------------------------------------------------
                                                                                   893,545
------------------------------------------------------------------------------------------
                           TOTAL WARRANTS
                           (Cost -- $439,227) ...............................      978,869
==========================================================================================

     Face
    Amount                         Security                                       Value
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.4%
------------------------------------------------------------------------------------------
 $17,796,000               Chase Securities Inc., 5.643% due 12/1/97; Proceeds
                           at maturity -- $17,804,369; (Fully collateralized by
                           U.S. Treasury Notes, 5.250% due 1/31/01;
                           Market value -- $18,152,612)
                           (Cost -- $17,796,000) ............................   17,796,000
------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $497,906,712**) ......................... $519,171,110
==========================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++    Represents local currency.
#     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 16 for definition of ratings.
================================================================================


               Summary of Bonds by Combined Ratings
                                                                  % of
                                                             Total Corporate
Moody's          and/or            Standard & Poor's         Bonds and Notes
-------------------------------------------------------------------------------
   A                                       A                       0.2%
  Baa                                     BBB                      0.9
  Ba                                      BB                      28.6
   B                                       B                      61.7
  Caa                                     CCC                      0.5
  NR                                      NR                       8.1
                                                                 -----
                                                                 100.0%
                                                                 =====
================================================================================
                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------
BOND RATINGS
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk(*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "A" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A              -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB            -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC  -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

A              -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa            -- Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba             -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B              -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa            -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR            --  Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)

ASSETS:
    Investments, at value (Cost -- $497,906,712).............      $519,171,110
    Cash ....................................................               920
    Receivable for securities sold...........................         1,963,300
    Interest receivable......................................         9,017,014
    Receivable for open forward foreign
      currency contracts (Note 5)............................               640
--------------------------------------------------------------------------------
    Total Assets.............................................       530,152,984
--------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased.........................        15,075,842
    Investment advisory fees payable.........................           350,276
    Administration fees payable..............................            83,673
    Payable for open forward foreign
      currency contracts (Note 5)............................            19,838
    Accrued expenses.........................................           173,780
--------------------------------------------------------------------------------
    Total Liabilities........................................        15,703,409
--------------------------------------------------------------------------------
Total Net Assets.............................................      $514,449,575
================================================================================
NET ASSETS:
    Par value of capital shares..............................      $     43,658
    Capital paid in excess of par value......................       520,676,096
    Overdistributed net investment income....................          (447,864)
    Accumulated net realized loss from
      security transactions and futures contracts............       (27,066,954)
    Net unrealized appreciation of investments
      and foreign currencies.................................        21,244,639
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $11.78 a share on 43,657,521
    shares of $0.001 par value outstanding;
    500,000,000 shares authorized)...........................      $514,449,575
================================================================================


                       See Notes to Financial Statements.                     17

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Nine Months Ended November 30, 1997 (unaudited)

INVESTMENT INCOME:
    Interest.................................................      $ 36,247,529
    Dividends................................................         3,056,656
--------------------------------------------------------------------------------
    Total Investment Income..................................        39,304,185
--------------------------------------------------------------------------------
EXPENSES:
    Investment advisory fees (Note 2)........................         3,381,872
    Administration fees (Note 2).............................           751,527
    Shareholder communications...............................           179,506
    Audit and legal..........................................            43,380
    Directors' fees..........................................            31,414
    Registration fees........................................            27,674
    Shareholder and system servicing fees....................            16,153
    Custody..................................................            15,706
    Other....................................................            18,697
--------------------------------------------------------------------------------
    Total Expenses...........................................         4,465,929
--------------------------------------------------------------------------------
Net Investment Income........................................        34,838,256
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
FOREIGN CURRENCIES AND FUTURES CONTRACTS
(NOTES 3, 5 AND 6):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)         9,620,755
      Foreign currency transactions..........................             7,461
      Futures contracts......................................          (326,360)
--------------------------------------------------------------------------------
    Net Realized Gain........................................         9,301,856
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments
      and Foreign Currencies:
        Beginning of period..................................        21,798,449
        End of period........................................        21,244,639
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation..................          (553,810)
--------------------------------------------------------------------------------
Net Gain on Investments, Foreign Currencies
  and Futures Contracts......................................         8,748,046
--------------------------------------------------------------------------------
Increase in Net Assets From Operations.......................      $ 43,586,302
================================================================================


18                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Nine Months Ended November 30, 1997 (unaudited) and the Year Ended February 28, 1997

                                                     November 30   February 28
================================================================================
OPERATIONS:
   Net investment income........................... $ 34,838,256   $ 47,001,438
   Net realized gain (loss)........................    9,301,856       (239,118)
   Increase (decrease) in net unrealized
     appreciation..................................     (553,810)     9,609,068
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations..........   43,586,302     56,371,388
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...........................  (35,293,581)   (45,621,623)
   Capital.........................................           --       (668,631)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders.................  (35,293,581)   (46,290,254)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends.....................   12,250,858      7,000,597
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions.......................   12,250,858      7,000,597
--------------------------------------------------------------------------------
Increase in Net Assets.............................   20,543,579     17,081,731
--------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period.............................  493,905,996    476,824,265
--------------------------------------------------------------------------------
   End of period*.................................. $514,449,575   $493,905,996
================================================================================
*Includes overdistributed net investment
 income of:........................................ $   (447,864)           --
================================================================================


                       See Notes to Financial Statements.                     19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)

      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, overdistributed net investment income amounting to $668,631 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      For the nine months ended November 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                          $340,986,239
--------------------------------------------------------------------------------
Sales                                                               351,367,857
================================================================================

      At November 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 24,635,457
Gross unrealized depreciation                                        (3,371,059)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 21,264,398
================================================================================

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5. Forward Foreign Currency Contracts

      At November 30, 1997, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                          Local         Market        Settlement    Unrealized
Foreign Currency        Currency         Value           Date       Gain (Loss)
================================================================================
To Sell:
British Pound            797,040      $1,333,583         5/26/98     $ (1,336)
German Deutschemark    3,466,849       1,965,819         12/1/97       (3,888)
German Deutschemark    4,350,000       2,469,879        12/22/97       (4,032)
German Deutschemark    2,000,000       1,136,143        12/30/97       (2,019)
German Deutschemark    1,375,000         781,099        12/30/97          640
--------------------------------------------------------------------------------
                                                                      (10,635)
--------------------------------------------------------------------------------
To Buy:
German Deutschemark      780,891         443,381        12/22/97       (8,563)
--------------------------------------------------------------------------------
Net Unrealized Loss on Forward
  Foreign Currency Contracts                                         $(19,198)
================================================================================

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At November 30, 1997, the Fund had no open futures contracts.

      7. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At November 30, 1997, the Fund had no open purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
November 30, 1997 (unaudited)(continued)

      During the nine months ended November 30, 1997, the Fund did not write any covered call or put options.

      8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK bonds carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK bond defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 28, 1997, the Fund had, for Federal income tax purposes, $36,358,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                                   2003               2004              2005
================================================================================
Carryforward Amounts            $18,004,000        $18,115,000        $239,000
================================================================================

      10. Capital Shares

      During the nine months ended November 30, 1997, capital stock transactions were as follows:

                                                Shares              Amount
================================================================================
Shares issued on reinvestment                  1,055,426          $12,250,858
================================================================================

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                                                          1997(1)        1997       1996        1995        1994(2)
===================================================================================================================
Net Asset Value, Beginning of Period...............      $11.59        $11.36      $10.88      $12.39      $12.00
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income............................        0.81          1.12        1.13        1.12        0.98
  Net realized and
    unrealized gain (loss).........................        0.20          0.21        0.65       (1.48)       0.51
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................        1.01          1.33        1.78       (0.36)       1.49
-------------------------------------------------------------------------------------------------------------------
Offering Costs Credited (Charged)
  to Paid-In Capital...............................          --            --          --        0.00*      (0.02)
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income............................       (0.82)        (1.08)      (1.27)      (1.00)      (0.96)
  Net realized gains...............................          --            --          --       (0.15)      (0.12)
  Capital..........................................          --         (0.02)      (0.03)         --          --
-------------------------------------------------------------------------------------------------------------------
Total Distributions................................       (0.82)        (1.10)      (1.30)      (1.15)      (1.08)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.....................      $11.78        $11.59      $11.36      $10.88      $12.39
-------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value............................       11.90%++      15.37%      18.83%       0.14%       6.85%++
-------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value**.......................        9.05%++      12.65%      17.80%      (2.18)%     12.67%++
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)...................    $514,450      $493,906    $476,824    $456,789    $520,091
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses.........................................        1.19%+        1.20%       1.24%       1.24%       1.19%+
  Net investment income............................        9.27+         9.89        9.74        9.96        8.74+
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate............................          71%           61%         73%         62%        108%
-------------------------------------------------------------------------------------------------------------------
Market Value, End of Period........................     $12.125       $11.625     $11.125     $10.500     $11.750
===================================================================================================================

(1)   For the nine months ended November 30, 1997 (unaudited).
(2) For the period from March 26, 1993 (commencement of operations) to February 28, 1994.
*     Amount represents less than $0.01.
** The total return is based on the Fund's net asset value at the beginning and end of the period rather than the market value. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                                           Net Realized          Net Increase
                                                                          and Unrealized         in Net Assets
                            Investment             Net Investment           Gain (Loss)              From
                              Income                   Income             on Investments          Operations
                    -------------------------------------------------------------------------------------------
  Quarter                             Per                    Per                    Per                   Per
   Ended                Total         Share      Total       Share       Total      Share       Total     Share
===============================================================================================================
May 31,
  1995              $12,525,032      $0.30    $11,084,402   $0.27    $14,597,234   $0.35    $25,681,636   $0.61
August 31,
  1995               13,294,948       0.32     11,827,361    0.28      1,313,938    0.03     13,141,299    0.31
November 30,
  1995               13,166,852       0.31     11,710,524    0.28      1,796,990    0.04     13,507,514    0.32
February 29,
  1996               12,770,322       0.30     11,311,036    0.27     11,158,398    0.26     22,469,434    0.53
May 31,
  1996               13,001,508       0.31     11,542,616    0.27     (7,102,523)  (0.17)     4,440,093    0.10
August 31,
  1996               13,247,484       0.31     11,804,210    0.29     (7,860,018)  (0.19)     3,944,192    0.10
November 30,
  1996               13,267,331       0.31     11,856,227    0.28     15,505,326    0.37     27,361,553    0.65
February 28,
  1997               13,188,573       0.31     11,798,385    0.28      8,827,165    0.20     20,625,550    0.48
May 31,
  1997               13,200,189       0.31     11,741,167    0.27     (5,289,541)  (0.12)     6,451,626    0.15
August 31,
  1997               13,358,455       0.31     11,846,555    0.28     12,682,793    0.29     24,529,348    0.57
November 30,
  1997               12,745,541       0.29     11,250,534    0.26      1,329,864    0.03     12,580,398    0.29
=================================================================================================================

--------------------------------------------------------------------------------
FINANCIAL DATA (unaudited)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                                                                    Dividend
                            NYSE         Net Asset     Dividend   Reinvestment
                        Closing Price      Value         Paid        Price
================================================================================
May 31, 1995              $10.750         $11.21        $0.093       $10.87
June 30, 1995              10.500          11.15         0.093        10.67
July 31, 1995              10.625          11.31         0.093        10.65
August 31, 1995            10.625          11.25         0.093        10.68
September 30, 1995         10.375          11.26         0.093        10.67
October 31, 1995           10.500          11.31         0.093        10.68
November 30, 1995          10.750          11.29         0.093        10.71
December 31, 1995          10.500          11.20         0.093        10.76
December 31, 1995*         10.500          11.20         0.188        10.76
January 31, 1996           11.188          11.35         0.093        11.19
February 29, 1996          11.125          11.36         0.093        11.09
March 31, 1996             10.875          11.18         0.093        10.79
April 30, 1996             10.750          11.20         0.093        10.74
May 31, 1996               10.625          11.18         0.093        10.56
June 30, 1996              10.625          11.07         0.091        10.71
July 31, 1996              10.875          10.98         0.091        10.97
August 31, 1996            11.000          11.01         0.091        11.01
September 30, 1996         11.125          11.27         0.091        11.13
October 31, 1996           11.125          11.21         0.091        11.19
November 30, 1996          11.250          11.38         0.091        11.16
December 31, 1996          11.250          11.46         0.091        11.27
January 31, 1997           11.625          11.50         0.091        11.48
February 28, 1997          11.625          11.59         0.091        11.62
March 31, 1997             11.375          11.29         0.091        11.35
April 30, 1997             11.500          11.26         0.091        11.22
May 31, 1997               11.625          11.47         0.091        11.45
June 30, 1997              11.750          11.62         0.091        11.65
July 31, 1997              12.000          11.84         0.091        11.69
August 31, 1997            11.875          11.77         0.091        11.76
September 30, 1997         12.000          11.94         0.091        11.90
October 31, 1997           11.750          11.82         0.091        11.78
November 30, 1997          12.125          11.78         0.091        11.76
================================================================================
*Capital gain distribution.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's valuation date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited) (continued)
--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. First Data will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104 or by telephone at (800) 331-1710.

                             ----------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                                                     Managed
                                                                     HIGH INCOME
                                                                  PORTFOLIO INC.

Directors

Paolo M. Cucchi
Andrea Farace
Paul R. Hardin
Heath B. McLendon, Chairman
Alessandro C. di Montezemolo
George M. Pavia

James J. Crisona, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Mutual Management Corp.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0882 1/98